UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2008

BLACK TUSK MINERALS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52372

(Commission File Number)

20-3366333

(IRS Employer Identification No.)

408 – 1199 West Pender Street, Vancouver, BC V6E 2R1

(Address of principal executive offices and Zip Code)

(604) 689-3443

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Materially Definitive Agreement

The information set forth under Item 3.02 of this Form 8-K is incorporated by reference in response to this Item 1.01.

Item 3.02	Unregistered Sale of Equity Securities

On February 8, 2008, Black Tusk Minerals Inc. (the “Company”) completed the offer and sale of 106,500 common shares, par value $0.001 per share, of the Company, at a price of $0.15 per share for aggregate gross proceeds of $15,975. The offering of common shares was conducted by the Company in a non-brokered private placement to non-U.S. persons outside the United States pursuant to an exemption from registration available under Rule 903 of Regulation S of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK TUSK MINERALS INC.

By:  /s/ Kurt Bordian
_____________________________

Name: Kurt Bordian Title: Secretary and Treasurer

Dated:   February 19, 2008